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Supplement to Statement of Additional Information dated June 1, 2018

Harbor International Fund
Effective October 4, 2018, William MacLeod no longer serves as a portfolio manager for Harbor International Fund (“International Fund”). Marathon Asset Management LLP continues to serve as the subadviser to the International Fund, and Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Michael Godfrey, CFA, David Cull, CFA, Simon Somerville, Michael Nickson, CFA, and Simon Todd, CFA continue to serve as co-portfolio managers for the International Fund. The portion of the International Fund’s European investments previously allocated to Mr. MacLeod has been reallocated among Charles Carter and Nick Longhurst.
Harbor Diversified International All Cap Fund
Effective October 4, 2018, William MacLeod no longer serves as a portfolio manager for Harbor Diversified International All Cap Fund (“Diversified International All Cap Fund”). Marathon Asset Management LLP continues to serve as the subadviser to the Diversified International All Cap Fund, and Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Michael Godfrey, CFA, David Cull, CFA, Robert Antsey, CFA, Simon Somerville, Michael Nickson, CFA, and Simon Todd, CFA continue to serve as co-portfolio managers for the Diversified International All Cap Fund. The portion of the Diversified International Fund’s European investments previously allocated to Mr. MacLeod has been reallocated among Charles Carter and Nick Longhurst.
October 9, 2018
Investors Should Retain This Supplement For Future Reference
S1009.SAI.1018
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